UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2015

Medtronic Public Limited Company

(Exact name of Registrant as Specified in its Charter)

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Lower Hatch Street Dublin 2, Ireland
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): +353 1 438-1700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On February 17, 2015, Medtronic plc issued a press release announcing Medtronic, Inc.’s third quarter 2015 financial results. A copy of the press release is furnished as Exhibit 99.1 to this report.

The results for Medtronic plc for the quarter ended January 23, 2015 (which is the quarter prior to the closing of the acquisition of Covidien plc) are not material. The first period that will include the results of operations of Medtronic, Inc. and Covidien plc, as subsidiaries of Medtronic plc, will be for the period ending April 24, 2015.

Item 9.01.	Exhibits.

(d) Exhibit 99.1	Press release of Medtronic plc dated February 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PLC

	By	/s/ Gary L. Ellis
Date: February 17, 2015		Gary L. Ellis
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Medtronic plc

Form 8-K Current Report

Exhibit Number	Description

99.1	Press release dated February 17, 2015